                   VAN KAMPEN INTERNATIONAL GROWTH FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         MARCH 1, 2007 - AUGUST 31, 2007

                                                               AMOUNT OF     % OF
                                     OFFERING       TOTAL        SHARES    OFFERING  % OF FUNDS
   SECURITY     PURCHASE/   SIZE OF  PRICE OF     AMOUNT OF    PURCHASED  PURCHASED     TOTAL                   PURCHASED
  PURCHASED    TRADE DATE  OFFERING   SHARES      OFFERING      BY FUND    BY FUND     ASSETS       BROKERS        FROM
-------------------------------------------------------------------------------------------------------------------------
 China Citic     4/20/07      --      586 HKD  $4,885,479,000   478,000     0.10%      0.0504%       Morgan     Citigroup
  Bank Corp.                                                                                        Stanley
   Limited                                                                                        Dean Witter
                                                                                                     Asia
                                                                                                    Limited,
                                                                                                    UBS AG,
                                                                                                    China
                                                                                                 International
                                                                                                    Capital
                                                                                                  Corporation
                                                                                                  (Hong Kong)
                                                                                                    Limited,
                                                                                                    Sun Hung
                                                                                                      Kai
                                                                                                 International
                                                                                                    Limited
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